                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

                        FORM S-4 REGISTRATION STATEMENT

                          LOCKHEED MARTIN CORPORATION


         The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") Lockheed Martin Corporation's Registration Statement on Form S-4 relating to the issuance of securities in connection with the combination of Lockheed Corporation and Martin Marietta Corporation, and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such Registration Statement under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ NORMAN R. AUGUSTINE                                  February 6, 1995
- ---------------------------------                      ----------------------
Name: Norman R. Augustine                                       Date
Title: Director

                               POWER OF ATTORNEY

                        FORM S-4 REGISTRATION STATEMENT

                          LOCKHEED MARTIN CORPORATION


         The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") Lockheed Martin Corporation's Registration Statement on Form S-4 relating to the issuance of securities in connection with the combination of Lockheed Corporation and Martin Marietta Corporation, and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such Registration Statement under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ MARCUS C. BENNETT                                    February 6, 1995
- ---------------------------------                      ----------------------
Name: Marcus C. Bennett                                         Date
Title: Chief Financial Officer and Director

                               POWER OF ATTORNEY

                        FORM S-4 REGISTRATION STATEMENT

                          LOCKHEED MARTIN CORPORATION


         The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") Lockheed Martin Corporation's Registration Statement on Form S-4 relating to the issuance of securities in connection with the combination of Lockheed Corporation and Martin Marietta Corporation, and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such Registration Statement under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ A. JAMES CLARK                                       February 6, 1995
- ---------------------------------                      ----------------------
Name: A. James Clark                                            Date
Title: Director

                               POWER OF ATTORNEY

                        FORM S-4 REGISTRATION STATEMENT

                          LOCKHEED MARTIN CORPORATION


         The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") Lockheed Martin Corporation's Registration Statement on Form S-4 relating to the issuance of securities in connection with the combination of Lockheed Corporation and Martin Marietta Corporation, and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such Registration Statement under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ EDWIN I. COLODNY                                     February 6, 1995
- ---------------------------------                      ----------------------
Name: Edwin I. Colodny                                          Date
Title: Director

                               POWER OF ATTORNEY

                        FORM S-4 REGISTRATION STATEMENT

                          LOCKHEED MARTIN CORPORATION



         The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") Lockheed Martin Corporation's Registration Statement on Form S-4 relating to the issuance of securities in connection with the combination of Lockheed Corporation and Martin Marietta Corporation, and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such Registration Statement under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ JAMES L. EVERETT, III                                 February 6, 1995
- ---------------------------------                      ----------------------
Name: James L. Everett, III                                     Date
Title: Director

                               POWER OF ATTORNEY

                        FORM S-4 REGISTRATION STATEMENT

                          LOCKHEED MARTIN CORPORATION


         The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") Lockheed Martin Corporation's Registration Statement on Form S-4 relating to the issuance of securities in connection with the combination of Lockheed Corporation and Martin Marietta Corporation, and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such Registration Statement under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ EDWARD L. HENNESSY, JR.                               February 6, 1995
- ---------------------------------                      ----------------------
Name: Edward L. Hennessy, Jr.                                   Date
Title: Director

                               POWER OF ATTORNEY

                        FORM S-4 REGISTRATION STATEMENT

                          LOCKHEED MARTIN CORPORATION


         The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") Lockheed Martin Corporation's Registration Statement on Form S-4 relating to the issuance of securities in connection with the combination of Lockheed Corporation and Martin Marietta Corporation, and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such Registration Statement under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ EDWARD E. HOOD, JR.                                  February 6, 1995
- ---------------------------------                      ----------------------
Name: Edward E. Hood, Jr.                                       Date
Title: Director

                               POWER OF ATTORNEY

                        FORM S-4 REGISTRATION STATEMENT

                          LOCKHEED MARTIN CORPORATION



         The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") Lockheed Martin Corporation's Registration Statement on Form S-4 relating to the issuance of securities in connection with the combination of Lockheed Corporation and Martin Marietta Corporation, and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such Registration Statement under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ CALEB B. HURTT                                        February 6, 1995
- ---------------------------------                      ----------------------
Name: Caleb B. Hurtt                                            Date
Title: Director

                               POWER OF ATTORNEY

                        FORM S-4 REGISTRATION STATEMENT

                          LOCKHEED MARTIN CORPORATION



         The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") Lockheed Martin Corporation's Registration Statement on Form S-4 relating to the issuance of securities in connection with the combination of Lockheed Corporation and Martin Marietta Corporation, and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such Registration Statement under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ GWENDOLYN S. KING                                    February 6, 1995
- ---------------------------------                      ----------------------
Name: Gwendolyn S. King                                         Date
Title: Director

                               POWER OF ATTORNEY

                        FORM S-4 REGISTRATION STATEMENT

                          LOCKHEED MARTIN CORPORATION



         The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") Lockheed Martin Corporation's Registration Statement on Form S-4 relating to the issuance of securities in connection with the combination of Lockheed Corporation and Martin Marietta Corporation, and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such Registration Statement under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ GORDON S. MACKLIN                                    February 6, 1995
- ---------------------------------                      ----------------------
Name: Gordon S. Macklin                                         Date
Title: Director

                               POWER OF ATTORNEY

                        FORM S-4 REGISTRATION STATEMENT

                          LOCKHEED MARTIN CORPORATION


         The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") Lockheed Martin Corporation's Registration Statement on Form S-4 relating to the issuance of securities in connection with the combination of Lockheed Corporation and Martin Marietta Corporation, and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such Registration Statement under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ EUGENE F. MURPHY                                     February 6, 1996
- ---------------------------------                      ----------------------
Name: Eugene F. Murphy                                          Date
Title: Director

                               POWER OF ATTORNEY

                        FORM S-4 REGISTRATION STATEMENT

                          LOCKHEED MARTIN CORPORATION


         The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") Lockheed Martin Corporation's Registration Statement on Form S-4 relating to the issuance of securities in connection with the combination of Lockheed Corporation and Martin Marietta Corporation, and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such Registration Statement under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ ALLEN E. MURRAY                                       February 6, 1995
- ---------------------------------                      ----------------------
Name: Allen E. Murray                                           Date
Title: Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



        The undersigned hereby constitutes and appoints Vincent N. Marafino, William T. Vinson and Robert E. Rulon, and each of them, jointly and severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") any amendments (including post-effective amendments) to the Lockheed Martin Corporation Registration Statement on Form S-4 relating to the issuance of securities in connection with the combination of Lockheed Corporation and Martin Marietta Corporation, and all matters required by the Commission in connection with such Registration Statement under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ DANIEL M. TELLEP                                      February 6, 1995
- ---------------------------------                      ----------------------
         Daniel M. Tellep                                        Date
     Chief Executive Officer
          and Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



        The undersigned hereby constitutes and appoints Vincent N. Marafino, William T. Vinson and Robert E. Rulon, and each of them, jointly and severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") any amendments (including post-effective amendments) to the Lockheed Martin Corporation Registration Statement on Form S-4 relating to the issuance of securities in connection with the combination of Lockheed Corporation and Martin Marietta Corporation, and all matters required by the Commission in connection with such Registration Statement under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ ROBERT E. RULON                                      February 6, 1995
- ---------------------------------                      ----------------------
         Robert E. Rulon                                        Date
    Chief Accounting Officer

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



        The undersigned hereby constitutes and appoints Vincent N. Marafino, William T. Vinson and Robert E. Rulon, and each of them, jointly and severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") any amendments (including post-effective amendments) to the Lockheed Martin Corporation Registration Statement on Form S-4 relating to the issuance of securities in connection with the combination of Lockheed Corporation and Martin Marietta Corporation, and all matters required by the Commission in connection with such Registration Statement under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ LYNNE V. CHENEY                                        February 6, 1995
- ---------------------------------                      ----------------------
        Lynne V. Cheney                                          Date
            Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



        The undersigned hereby constitutes and appoints Vincent N. Marafino, William T. Vinson and Robert E. Rulon, and each of them, jointly and severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") any amendments (including post-effective amendments) to the Lockheed Martin Corporation Registration Statement on Form S-4 relating to the issuance of securities in connection with the combination of Lockheed Corporation and Martin Marietta Corporation, and all matters required by the Commission in connection with such Registration Statement under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ LODWRICK M. COOK                                      February 6, 1995
- ---------------------------------                      ----------------------
       Lodwrick M. Cook                                         Date
           Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



        The undersigned hereby constitutes and appoints Vincent N. Marafino, William T. Vinson and Robert E. Rulon, and each of them, jointly and severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") any amendments (including post-effective amendments) to the Lockheed Martin Corporation Registration Statement on Form S-4 relating to the issuance of securities in connection with the combination of Lockheed Corporation and Martin Marietta Corporation, and all matters required by the Commission in connection with such Registration Statement under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ HOUSTON I. FLOURNOY                                   February 6, 1995
- ---------------------------------                      ----------------------
       Houston I. Flournoy                                       Date
            Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



        The undersigned hereby constitutes and appoints Vincent N. Marafino, William T. Vinson and Robert E. Rulon, and each of them, jointly and severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") any amendments (including post-effective amendments) to the Lockheed Martin Corporation Registration Statement on Form S-4 relating to the issuance of securities in connection with the combination of Lockheed Corporation and Martin Marietta Corporation, and all matters required by the Commission in connection with such Registration Statement under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ JAMES F. GIBBONS                                      February 6, 1995
- ---------------------------------                      ----------------------
        James F. Gibbons                                         Date
            Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



        The undersigned hereby constitutes and appoints Vincent N. Marafino, William T. Vinson and Robert E. Rulon, and each of them, jointly and severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") any amendments (including post-effective amendments) to the Lockheed Martin Corporation Registration Statement on Form S-4 relating to the issuance of securities in connection with the combination of Lockheed Corporation and Martin Marietta Corporation, and all matters required by the Commission in connection with such Registration Statement under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ LAWRENCE O. KITCHEN                                   February 6, 1995
- ---------------------------------                      ----------------------
       Lawrence O. Kitchen                                      Date
           Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



        The undersigned hereby constitutes and appoints Vincent N. Marafino, William T. Vinson and Robert E. Rulon, and each of them, jointly and severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") any amendments (including post-effective amendments) to the Lockheed Martin Corporation Registration Statement on Form S-4 relating to the issuance of securities in connection with the combination of Lockheed Corporation and Martin Marietta Corporation, and all matters required by the Commission in connection with such Registration Statement under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ VINCENT N. MARAFINO                                   February 6, 1995
- ---------------------------------                      ----------------------
       Vincent N. Marafino                                      Date
            Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



        The undersigned hereby constitutes and appoints Vincent N. Marafino, William T. Vinson and Robert E. Rulon, and each of them, jointly and severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") any amendments (including post-effective amendments) to the Lockheed Martin Corporation Registration Statement on Form S-4 relating to the issuance of securities in connection with the combination of Lockheed Corporation and Martin Marietta Corporation, and all matters required by the Commission in connection with such Registration Statement under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ DAVID S. POTTER                                       February 6, 1995
- ---------------------------------                      ----------------------
      David S. Potter                                            Date
         Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



        The undersigned hereby constitutes and appoints Vincent N. Marafino, William T. Vinson and Robert E. Rulon, and each of them, jointly and severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") any amendments (including post-effective amendments) to the Lockheed Martin Corporation Registration Statement on Form S-4 relating to the issuance of securities in connection with the combination of Lockheed Corporation and Martin Marietta Corporation, and all matters required by the Commission in connection with such Registration Statement under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ FRANK SAVAGE                                          February 6, 1995
- ---------------------------------                      ----------------------
        Frank Savage                                            Date
          Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



        The undersigned hereby constitutes and appoints Vincent N. Marafino, William T. Vinson and Robert E. Rulon, and each of them, jointly and severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") any amendments (including post-effective amendments) to the Lockheed Martin Corporation Registration Statement on Form S-4 relating to the issuance of securities in connection with the combination of Lockheed Corporation and Martin Marietta Corporation, and all matters required by the Commission in connection with such Registration Statement under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ CARLISLE A. H. TROST                                  February 6, 1995
- ---------------------------------                      ----------------------
      Carlisle A. H. Trost                                       Date
           Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



        The undersigned hereby constitutes and appoints Vincent N. Marafino, William T. Vinson and Robert E. Rulon, and each of them, jointly and severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") any amendments (including post-effective amendments) to the Lockheed Martin Corporation Registration Statement on Form S-4 relating to the issuance of securities in connection with the combination of Lockheed Corporation and Martin Marietta Corporation, and all matters required by the Commission in connection with such Registration Statement under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ JAMES R. UKROPINA                                     February 6, 1995
- ---------------------------------                      ----------------------
       James R. Ukropina                                        Date
           Director

                               POWER OF ATTORNEY


                          LOCKHEED MARTIN CORPORATION



        The undersigned hereby constitutes and appoints Vincent N. Marafino, William T. Vinson and Robert E. Rulon, and each of them, jointly and severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") any amendments (including post-effective amendments) to the Lockheed Martin Corporation Registration Statement on Form S-4 relating to the issuance of securities in connection with the combination of Lockheed Corporation and Martin Marietta Corporation, and all matters required by the Commission in connection with such Registration Statement under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ DOUGLAS C. YEARLEY                                    February 6, 1995
- ---------------------------------                      ----------------------
        Douglas C. Yearley                                       Date
            Director